UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 31, 2025

SIGNING DAY SPORTS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-41863	87-2792157
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8355 East Hartford Rd., Suite 100, Scottsdale, AZ	85255
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (480) 220-6814

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	SGN	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

As previously reported in a Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) by Signing Day Sports, Inc., a Delaware corporation (the “Company”), on January 30, 2025 (the “January 2025 Form 8-K”), on January 30, 2025, the Company entered into a Sponsorship Agreement (the “Sponsorship Agreement”), between Goat Farm Sports, LLC, a New Jersey limited liability company (“GFS”), and the Company. The information contained in the January 2025 Form 8-K is incorporated by reference herein.

On July 31, 2025, the Company entered into an Amended and Restated Sponsorship Agreement, dated as of July 31, 2025 (the “Amended and Restated Sponsorship Agreement”), between GFS and the Company. The Amended and Restated Sponsorship Agreement provides for (i) a reduced term, which shall now terminate on December 31, 2025, (ii) a carve-out to the exclusivity provision permitting GFS to partner with CurvAI for the 2025 Bowl (as defined in the January 2025 Form 8-K), and (iii) amendments to the provisions in the Sponsorship Agreement relating to the Sponsorship Payments (as such term was defined by the Sponsorship Agreement), which, under the Amended and Restated Sponsorship Agreement, now provide for the Company to pay $150,000 to GFS by January 30, 2025, which has been paid, $50,000 to be paid to GFS on or before September 1, 2025, and $100,000 to be paid to GFS on or before December 21, 2025, reduced by the total of each earned but unpaid $60 stipend for the 2025 Bowl, and further provided that if the total of each earned but unpaid stipend exceeds $100,000, then no such payment shall be due, and GFS will pay the difference between earned but unpaid stipends and $100,000 to the Company by December 22, 2025.

The Amended and Restated Sponsorship Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K, and the description above is qualified in its entirety by reference to the full text of such exhibit.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Amended and Restated Sponsorship Agreement, dated as of July 31, 2025, between Goat Farm Sports, LLC and Signing Day Sports, Inc.
104	Cover Page Interactive Data File (embedded with the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 31, 2025	Signing Day Sports, Inc.

/s/ Daniel Nelson
Name: Daniel Nelson
Title: Chief Executive Officer

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